Ticker Symbol By Class
I
Miller Intermediate Bond Fund	MIFIX

Supplement dated January 7, 2020

to the Prospectus dated March 1, 2019

Effective January 1, 2020, Wellesley Asset Management, Inc. (the “Adviser”), has agreed to reduce the Miller Intermediate Bond Fund’s (the “Fund”) management fee from 0.95% to 0.75%. Accordingly, the following sections of the Prospectus are revised as follows:

The following replaces the “Fees and Expenses of the Fund” portion of the “Miller Intermediate Bond Fund – Fund Summary” section on page 11 of the Prospectus, assuming the new management fee were in place:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None
Maximum Sales Charge (Load) on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a % of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.97%
Less: Advisory Fee Waiver and Reimbursement(2)	(0.02)%
Total Annual Fund Operating Expenses After Advisory Fee Waiver and Reimbursement	0.95%
(1)	Expense information in the table has been restated to reflect current fees.
(2)	Wellesley has contractually agreed to waive its advisory fee and/or reimburse expenses of the Fund until February 28, 2020, to the extent necessary to limit the Total Annual Fund Operating Expenses (subject to the following exclusions) of each class to a specified percentage of such class’ average daily net assets. Pursuant to an expense limitation agreement, the Total Annual Fund Operating Expenses (subject to the following exclusions) will be limited to the annualized rate of 0.95% of the average daily net assets attributable to Class I shares (the “Expense Limitation”). The Expense Limitation will exclude (not limit) interest on borrowings, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification). The expense limitation agreement provides that Wellesley may recoup from a class any amount reimbursed if such class’ Total Annual Fund Operating Expenses fall below the Expense Limitation during the 36 month period following such waiver or reimbursement, provided the Fund is able to effect recoupment while remaining in compliance with applicable Expense Limitations.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$97	$307	$534	$1188

In addition, the paragraph entitled “Miller Intermediate Bond Fund” in the “Investment Advisor” subsection of the section entitled “Management of the Funds” on pages 20-21 of the Prospectus has been replaced with the following:

In exchange for Wellesley’s services in managing the Fund’s investments, the Investment Advisory Agreement between Wellesley and the Trust, on behalf of the Miller Intermediate Bond Fund, provides that the Fund will pay Wellesley an advisory fee, accrued daily and payable monthly in arrears, at the annual rate of 0.75% of the Fund’s average daily net assets. For the most recent fiscal year ended October 31, 2018, the Fund incurred advisory fees totaling of 0.83% of its average net assets after recapture.

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You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, dated March 1, 2019, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-855-394-9777.

Please retain this Supplement for future reference.